UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2011

Date of reporting period:  1/1/2011-12/31/2011

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
Annual Report
For the year ended
December 31, 2011

Special Opportunities Fund, Inc.

February 11, 2012

Dear Fellow Shareholders:

In 2011 the stock market was about as volatile as in any year we can recall.  Big daily moves, both up and down, were frequent.  The Fund’s net asset value was off 4.99% in the second half of the year vs. -3.69% for the S&P 500 Index.  In the end, the market was little changed in 2011.  For the year, the Fund posted a modest NAV gain of 0.85% (assuming reinvested dividends), slightly less than the S&P 500 Index which rose 2.11%.

Although Special Opportunities Fund is not intended to be market neutral, we are risk averse.  Consequently, in the third quarter when the market hit its lows, the Fund was well ahead of the S&P 500 Index.  Given its heavy weighting in special purpose acquisition companies (SPACs), auction rate preferred stock (ARPs) issued by closed-end funds, bankruptcy claims, and other investments that are not highly correlated with the stock market, we think our performance in 2011 was pretty good.

We believe that preserving capital in down markets is more important to generating superior long term results than beating the market when the wind is at our back.  Until we find a reliable crystal ball, we will continue to treat the market as an unpredictable beast.  As always, our focus is on investing where we think we have an edge and using activism when necessary to try to unlock the value of our investments.  The following discussion of a few of our investments should give you some insight into how we try to meet the Fund’s objective of generating solid total returns over time without incurring inordinate risk.

Gyrodyne Corporation of America (GYRO)

In June 2010, a trial court awarded GYRO about $70 per share (based upon the current share count) plus 9% statutory interest for property that New York State appropriated in 2005.  After the decision was issued, GYRO’s stock price quickly moved from the upper $30’s to more than $70 per share.  Even though most savvy investors fully expected the state to appeal, the euphoria faded after the appeal was actually filed.  Despite no change in the status of the case, by mid-summer last year GYRO’s stock price had drifted down to the $60’s.  It then fell into the $50’s when a rights offering at $53 per share was announced.  The rights offering was designed to raise cash to maintain GYRO’s remaining rental properties.  We added to our position via the rights offering which concluded on September 22, 2011.

The state’s case for overturning the award appeared weak.  In the trial, the state argued that GYRO’s property could never be used for residential use and that it should be given a much lower valuation based upon light industrial zoning.  The trial court disagreed.  It ruled that residential use was feasible and yielded the highest valuation.  Having failed to present any evidence relating to the property’s

Special Opportunities Fund, Inc.

value for residential use, the state asked the appellate court to order a second trial to allow it to present such evidence.

Oral argument in the appellate court took place on October 24th.  The following week the stock price moved from $61 to $79 on heavy volume, indicating optimism that the appeal would fail.  That optimism proved to be correct.  On November 23rd, the appellate court unanimously upheld the lower court’s ruling.  Since then, the stock price has been hovering around $100 per share.  In late December the state filed a petition for a further appeal to the Court of Appeals, the state’s highest court.  Nevertheless, we think the risk-reward ratio is attractive at current levels because the appellate court’s decision was unanimous although there is a slim possibility that the judges of the Court of Appeals could be influenced by New York’s dire fiscal condition.

With most of the uncertainty removed, this investment has little downside risk in our opinion.  If, as we expect, the Court of Appeals declines to review the case, we would expect the state to make payment of about $106 per share (including interest) shortly thereafter.  Until it does, interest accrues at about 70 cents per share per month.  As a REIT, Gyrodyne will have to distribute the accrued interest of about $40 per share to avoid double taxation.  Management has also publicly committed to pursue a liquidity event.  Therefore, we would expect a merger or sale of the company to yield another $75 to $85 per share in 2012 or 2013.

TS&W/Claymore Tax-Advantage Balanced Fund (TYW)

This hybrid fund’s objective was total return and current income through investment in municipal and equity securities.  We accumulated a sizeable position at a discount to NAV after another activist investor conducted an aggressive proxy contest in 2010.  A majority of the shares were voted for the activist’s slate of directors but a quorum was not achieved so the incumbent directors retained control.  Nevertheless, the writing was on the wall.  On April 15, 2011, TYW announced that it would open-end, which we felt was inevitable.  We continued to opportunistically accumulate shares of this low beta fund right up until it ceased trading on December 30, 2011.  TYW open-ended on January 17, 2012 and we redeemed all of our shares at NAV.  This was a very successful relatively low risk investment.

SunAmerica Asset Management Funds (FGF and FGI)

In 2009 these sister funds traded at discounts in excess of 15%.  In order to forestall a proxy contest, management agreed to conduct an in-kind tender offer for 30% and 25% respectively of the outstanding shares at 98.5% of NAV.  The tender offers were completed in November 2010.  Faced with continuing shareholder unrest over their persistent discounts, the board of each fund announced that it intended to convert it to an open-end fund redeemable at NAV less a 1% charge in late January 2012.  We continued to opportunistically add to our positions at discounts slightly wider than 1%.  Both funds became eligible for

Special Opportunities Fund, Inc.

redemption on January 24th and we are now completely out of them.  All in all, these were two very successful investments.

Liberty All-Star Growth Fund (ASG) and Liberty All-Star Equity Fund (USA)

These are well diversified multi-manager equity funds.  ASG currently trades at about a 10% discount and USA at about a 13% discount.  In late July 2011, the funds announced that shareholders would vote on September 30, 2011 to approve a new management agreement due to a change of control of the funds’ manager.  That vote passed but only because the new manager paid a premium to buy a significant number of shares from a large shareholder.  To mollify shareholders that were miffed about what they perceived to be “greenmail,” we think there is a good chance that management will initiate a value enhancing liquidity event in 2012.  If that does not happen, the Fund may participate in a proxy fight.  In any event, these two funds allow us to get broad market exposure at a discount to NAV while we wait.

The New Ireland Fund (IRL)

IRL is a relatively small ($53 million in NAV) closed-end fund whose shares usually trade within a discount range of 9% to 14%.  Special Opportunities Fund is part of a group that currently owns almost 13% of IRL’s outstanding shares.  Last year, we met with IRL’s management to discuss measures to enhance shareholder value.  Since then, the board hired a consultant “to prepare an analysis of discount-narrowing measures, which may be appropriate for the Fund.”  We are hopeful for an outcome beneficial to the Fund and all IRL shareholders sometime in 2012.

Auction Rate Preferred Shares

Over the last two years, we purchased a significant amount of ARPs issued by closed-end funds at 80 to 85% of face value.  These securities are extremely safe but have become very hard to sell since the auction market collapsed in early 2008.  However, because the Investment Company Act of 1940 requires that two directors be elected by the preferred shareholders as a class, we perceived a chance to use our activist approach to investing to unlock their intrinsic value.  Due largely to our proactive approach, we have had favorable developments recently with respect to our three largest ARPs positions.

•
Blackrock New York Municipal Bond Trust (BQH) – Special Opportunities Fund was a member of a group that purchased 22% of the ARPs at about 85% of face value.  Blackrock had previously made some efforts to redeem the ARPs issued by many of its closed-end funds.  Progress then slowed.  When Blackrock refused to allow us to nominate a director to represent the preferred shareholders, we sued the BQH board in Delaware Chancery Court.  Two months later, we reached a settlement in which Blackrock committed to nominate a candidate of our choice to the board in 2012 if the ARPs have not been redeemed.  In October 2011, all of our ARPs were redeemed.

Special Opportunities Fund, Inc.

•
Federated Premier Intermediate Municipal Income Fund (FPT) – We nominated a director who would commit to explore measures to provide liquidity for the holders of ARPs.  In December 2011, FPT conducted a self-tender offer for up to 100% of its ARPs at 96% of their liquidation value.  We tendered our shares and booked a nice profit.

•
Invesco Quality Municipal Investment Trust (IQT) – As with FPT, we nominated a director and entered into discussions with management about providing liquidity for holders of the ARPs.  We then agreed to withdraw our nomination because we felt management was acting in good faith to address the problem.  On December 7, 2011, IQT announced that it would redeem a portion of its outstanding ARPs in the first quarter of 2012 at their liquidation value.  That redemption recently took place.  We are optimistic that all of our ARPs will ultimately be redeemed.

Diamond Hill Financial Trends Fund (DHFT)

This is a good illustration of how we seek to execute our opportunistic activist investment philosophy.  DHFT is a small $40 million closed-end fund that invests in the securities of financial services companies.  Its top five holdings, Wells Fargo, JP Morgan, Assured Guarantee, U.S. Bancorp and PNC — represent almost 30% of its net asset value.

DHFT began its existence in 1989 as the Southeastern Thrift and Bank Fund.  Its name was later changed to John Hancock Financial Trends Fund.  In September 2007, Diamond Hill replaced John Hancock as the manager and the name changed again.  While the discount for DHFT has often been wide, we avoided making an investment because of a quirk in its corporate governance.  Unlike most closed-end funds, DHFT’s shares were listed on NASDAQ which did not require closed-end funds to hold an annual meeting.  And, to the best of our knowledge, DHFT never held one.  Therefore, it would have been very difficult to bring sufficient pressure to bear on management and the board to take measures to address the discount.

Finally, in 2011, NASDAQ changed its rules and now requires all listed companies to hold an annual shareholder meeting.  With that impediment removed, we began to rapidly accumulate shares at about a 15% discount late in the third quarter.  We became even more aggressive just before we had to make a public filing with the result that our filing group now owns almost 15% of DHFT’s shares.  The current discount is about 10%.  We have contacted management and the board to discuss the discount and we are optimistic that they will be responsive.  If that does not happen, we have several options to press our case, given the fund’s small size.

SPACs

SPACs or blank check companies make up a large portion of our portfolio.  These misunderstood investments are probably the safest equity investments around

Special Opportunities Fund, Inc.

because the money raised in the IPO is held in a trust account.  In addition, there is upside potential via the “free” warrants we receive in the IPO.  We think we can earn an average of between 5% and 15% per annum on our entire portfolio of SPACs with virtually no risk to our principal.  Thus far, there has been little news from the latest batch of SPACs.  However, a number of them are slated to terminate in 2012 unless they consummate a transaction so we expect to see some announcements of proposed transactions in the first half of this year.

New Opportunities

The pipeline for future alpha generating investments is robust.  The Fund has been accumulating stock in several closed-end funds that are trading at double-digit discounts and are good targets for activism because their performance has been very poor.  It takes time to accumulate a large enough position to begin a campaign to unlock value but we hope to pick up the pace after completion of the planned rights offering.  As yet, we have not publicly disclosed any of these potential targets but we are confident that some or all of them will ultimately provide the Fund with true alpha, i.e., unleveraged risk-adjusted outperformance.

In addition, we have been building a position in one operating company that is trading at a significant discount to cash and has recently taken steps to maximize shareholder value.  Finally, we, along with our affiliates, have accumulated a meaningful stake in a financial company that is trading for less than half of its intrinsic value due to potential legal problems.  We have met with management and feel that the problems can be resolved over time and that the depressed stock price more than compensates for them.  We expect to “go public” on both of these investments eventually and will likely have more to say about them in future letters.

In conclusion, we do not believe there is a holy grail of investment success.  Nothing works all the time.  To us, investing is like running a marathon.  In both cases, it is important to have a long term plan that is unlikely to lead to catastrophic losses when things go wrong from time to time, as inevitably happens.  Our long term strategy is to stay within striking distance of the market when it moves up and to pass it when it falters.  By avoiding market calls and investment fads, and by executing our value activist strategy in a disciplined fashion, we will try hard to provide shareholders of Special Opportunities Fund with superior long term risk-adjusted performance.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/11

Net asset value returns	1 year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	0.85%	8.19%	4.80%	5.12%

Market price returns
Special Opportunities Fund, Inc.	1.89%	7.02%	5.60%	5.96%

Index returns
S&P 500 Index	2.11%	9.59%	-0.25%	2.92%

Share price as of 12/31/11
Net asset value	$16.01
Market price	$14.50

Past performance does not predict future performance.  The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost.  The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed.  See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser.  On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/11(1)

	Value	Percent
Investment Companies	$71,617,683	67.02%
Common Stocks	29,751,370	27.84
Corporate Bonds	4,507,750	4.22
Money Market Funds	3,852,469	3.60
Structured Life Settlement Notes	876,583	0.82
Warrants	766,409	0.72
Total Investments	$111,372,264	104.22%
Liabilities in Excess of Other Assets	(4,508,672)	(4.22)
Total Net Assets	$106,863,592	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2011

	Shares	Value
INVESTMENT COMPANIES—67.02%
Closed-End Funds—51.66%
Adams Express Company	276,839	$2,668,728
Alpine Global Premier Properties Fund	785,585	4,163,601
American Strategic Income Portfolio III	159,466	1,039,718
Bancroft Fund, Ltd.	41,401	625,983
BlackRock Credit Allocation Income Trust IV	55,854	678,626
Boulder Growth & Income Fund, Inc.	316,668	1,817,674
Boulder Total Return Fund, Inc.	184,149	2,780,650
Diamond Hill Financial Trends Fund, Inc.	39,736	328,617
Dividend & Income Fund, Inc.	11,112	38,114
DWS RREEF Real Estate Fund, Inc. (a)(c)(f)(g)	126,913	11,803
DWS RREEF Real Estate Fund II, Inc. (a)(c)(f)(g)	201,612	28,830
Eaton Vance Risk Managed Diversified Equity Income Fund	244,645	2,556,540
Federated Enhanced Treasury Income Fund	4,532	65,034
First Opportunity Fund, Inc. (a)	279,106	1,736,039
Firsthand Technology Value Fund, Inc. (a)	2,373	34,527
The GDL Fund	33,327	393,259
The Greater China Fund, Inc.	55,714	561,040
JF China Region Fund, Inc.	1,885	20,754
Liberty All-Star Equity Fund, Inc.	1,437,759	6,067,342
Liberty All-Star Growth Fund, Inc.	349,392	1,331,184
Macquarie Global Infrastructure Total Return Fund, Inc.	80,776	1,372,384
Morgan Stanley Asia Pacific Fund, Inc.	30,101	394,323
Neuberger Berman Real Estate Securities Income Fund, Inc.	5,257	19,714
The New Ireland Fund, Inc.	188,171	1,298,380
Royce Focus Trust, Inc.	17,500	110,250
Royce Micro-Cap Trust, Inc.	440,426	3,862,536
Royce Value Trust, Inc.	348,093	4,271,101
Shelton Greater China Fund (a)	82,342	489,935
SunAmerica Focused Alpha Growth Fund, Inc.	244,426	4,468,107
SunAmerica Focused Alpha Large-Cap Fund, Inc.	41,507	673,659
Tri-Continental Corporation	387,319	5,511,549
TS&W/Claymore Tax-Advantaged Balanced Fund	321,385	3,756,991
The Zweig Total Return Fund, Inc.	670,639	2,032,036
		55,209,028
Auction Rate Preferred Securities—13.24% (b)(c)
BlackRock California Municipal 2018 Term Trust - Series M7, 0.152%	100	2,250,000
BlackRock Municipal 2018 Term Trust - Series W7, 0.168%	100	2,250,000

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2011

	Shares	Value
INVESTMENT COMPANIES—(continued)
Auction Rate Preferred Securities—(continued)
BlackRock Municipal Bond Trust - Series R7, 0.152%	75	$1,875,000
BlackRock Municipal Bond Trust - Series T7, 0.183%	75	1,875,000
BlackRock Municipal Income Quality Trust - Series F7, 0.220%	60	1,500,000
BlackRock MuniHoldings Fund, Inc. - Series C, 1.316%	25	625,000
BlackRock MuniHoldings Fund II, Inc. - Series A, 0.183%	50	1,250,000
Invesco Quality Municipal Investment Trust - Series A, 0.033%	53	2,385,000
MFS High Yield Municipal Trust - Series F, 0.152%	1	18,750
Western Asset Premier Bond Fund - Series M, 0.060%	6	120,000
		14,148,750
Business Development Company—2.12%
Capital Southwest Corporation	1,468	119,715
Equus Total Return, Inc. (a)	106,919	239,499
MVC Capital, Inc.	163,994	1,900,691
		2,259,905
Total Investment Companies (Cost $69,413,003)		71,617,683

COMMON STOCKS—27.84%
Life Insurance—0.23%
Imperial Holdings, Inc. (a)	129,047	242,608
Oil and Gas Field Exploration Services—0.03%
Zion Oil & Gas, Inc. (a)	14,090	31,139
Pharmaceuticals Preparations—0.60%
Myrexis, Inc. (a)	240,861	645,507
Real Estate Investment Trusts—1.53%
American Realty Capital Properties, Inc.	60,000	624,000
Gyrodyne Company of America, Inc. (a)	9,942	1,014,084
		1,638,084
Special Purpose Acquisition Vehicle—25.45%
Australia Acquisition Corporation (a)	250,000	2,450,000
Azteca Acquisition Corporation (a)	189,924	1,813,774
Blue Wolf Mongolia Holdings Corporation (a)	50,273	483,626
Cazador Acquisition Corporation, Ltd. (a)	200,000	1,956,000
China Growth Equity Investment, Ltd. (a)	52,798	502,109
China VantagePoint Acquisition Company (a)(i)	27,130	160,610
Empeiria Acquisition Corp. (a)	182,343	1,779,668

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2011

	Shares	Value
COMMON STOCKS—(continued)
Special Purpose Acquisition Vehicle—(continued)
FlatWorld Acquisition Corporation (a)(h)	105,702	$1,059,134
Global Cornerstone Holdings, Ltd. (a)(h)	115,935	1,159,350
Global Eagle Acquisition Corporation (a)	54,028	517,048
Hicks Acquisition Company II, Inc. (a)	248,537	2,403,353
JWC Acquisition Corporation (a)	377,578	3,681,386
L&L Acquisition Corporation (a)	100,000	991,000
Lone Oak Acquisition Corporation (a)	81,430	631,083
Nautilus Marine Acquisition Corporation (a)	127,846	1,224,764
Prime Acquisition Corporation (a)	65,008	619,526
RLJ Acquisition, Inc. (a)	312,788	2,980,870
SCG Financial Acquisition Corporation (a)	154,865	1,455,731
Selway Capital Acquisition Corp. (a)	80,000	744,000
Universal Business Payment Solutions Acquisition Corporation (a)	100,000	581,000
		27,194,032
Total Common Stocks (Cost $29,288,892)		29,751,370

	Principal
	Amount
CORPORATE BONDS—4.22%
Washington Mutual, Inc.
0.000%, 09/17/2012 (d)	$3,000,000	3,022,500
5.250%, 09/15/2017 (d)	1,300,000	1,485,250
Total Corporate Bonds (Cost $4,458,185)		4,507,750

STRUCTURED LIFE SETTLEMENT NOTES—0.82%
Cedar Lane Series A-2 Notes (c)(f)	876,583	876,583
Total Structured Life Settlement Notes (Cost $876,583)		876,583

	Shares
WARRANTS—0.72%
Australia Acquisition Corporation
Expiration: October 2015
Exercise Price: $11.50 (a)	250,000	92,500
Azteca Acquisition Corporation
Expiration: April 2018
Exercise Price: $12.50 (a)	189,924	75,970

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2011

	Shares	Value
WARRANTS—(continued)
Blue Wolf Mongolia Holdings Corporation
Expiration: July 2016
Exercise Price: $12.00 (a)	50,273	$30,164
Cazador Acquisition Corporation, Ltd.
Expiration: October 2015
Exercise Price: $7.50 (a)	228,491	45,697
China Growth Equity Investment, Ltd.
Expiration: February 2013
Exercise Price: $12.00 (a)	52,798	22,175
Empeiria Acquisition Corporation
Expiration: December 2017
Exercise Price: $11.50 (a)	182,343	38,292
FlatWorld Acquisition Corporation
Expiration: September 2012
Exercise Price: $11.00 (a)	30,248	7,562
Hicks Acquisition Company II, Inc.
Expiration: July 2017
Exercise Price: $12.00 (a)	200,000	62,000
JWC Acquisition Corporation
Expiration: November 2015
Exercise Price: $11.50 (a)	150,000	75,000
L&L Acquisition Corporation
Expiration: November 2015
Exercise Price: $11.50 (a)	100,000	55,000
Lone Oak Acquisition Corporation
Expiration: March 2016
Exercise Price: $5.00 (a)	81,430	20,358
Nautilus Marine Acquisition Corporation
Expiration: July 2016
Exercise Price: $11.50 (a)	127,846	31,962
Prime Acquisition Corporation
Expiration: March 2016
Exercise Price: $7.50 (a)	51,442	12,861
RLJ Acquisition, Inc.
Expiration: February 2016
Exercise Price: $12.00 (a)	353,462	123,711
SCG Financial Acquisition Corporation
Expiration: May 2016
Exercise Price: $11.50 (a)	154,865	38,716
Selway Cap Acquisition Corporation
Expiration: November 2016
Exercise Price: $0.75 (a)	80,000	9,600

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2011

	Shares	Value
WARRANTS—(continued)
Universal Business Payment Solutions Acquisition Corporation
Expiration: May 2017
Exercise Price: $6.90 (a)	100,000	$20,000
Zion Oil & Gas, Inc.
Expiration: August 2012
Exercise Price: $3.50 (a)	20,170	4,841
Total Warrants (Cost $933,314)		766,409

MONEY MARKET FUNDS—3.60%
Fidelity Institutional Government Portfolio - Class I, 0.01% (e)	1,766,313	1,766,313
Fidelity Institutional Tax-Exempt Portfolio - Class I, 0.01% (e)	2,086,155	2,086,156
Total Money Market Funds (Cost $3,852,469)		3,852,469
Total Investments (Cost $108,822,446)—104.22%		111,372,264
Liabilities in Excess of Other Assets—(4.22)%		(4,508,672)
TOTAL NET ASSETS—100.00%		$106,863,592

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at December 31, 2011.
(c)	Fair valued securities. The total market value of these securities was $15,065,966, representing 14.10% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at December 31, 2011.
(f)	Illiquid security. The total market value of these securities was $917,216 representing 0.86% of net assets.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Each unit consists of one share of common stock and one warrant.
(i)	Each unit consists of one share of common stock, one half of a non-transferrable warrant and one half of a transferrable warrant.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2011

Assets:
Investments, at value (cost—$108,822,446)	$111,372,264
Cash	622,573
Dividends and interest receivable	234,767
Receivable for investments sold	36,138
Other assets	18,939
Total assets	112,284,681

Liabilities:
Payable for investments purchased	1,646,024
Distributions payable	3,574,905
Payable to Adviser	91,644
Accrued expenses and other liabilities	108,516
Total liabilities	5,421,089
Net assets applicable to common shareholders	$106,863,592

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
6,676,450 shares issued and outstanding, 13,951,913 shares held in treasury	$301,974,125
Cost of shares held in treasury	(197,838,117)
Accumulated undistributed net investment income	—
Accumulated net realized gain from investment activities	177,766
Net unrealized appreciation of investments	2,549,818
Net assets applicable to common shareholders	$106,863,592
Net asset value per common share ($106,863,592 applicable to
6,676,450 common shares outstanding)	$16.01

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the
year ended
December 31, 2011
Investment income:
Dividends	$3,008,431
Interest	133,666
Total investment income	3,142,097

Expenses:
Investment advisory fees	1,113,338
Professional fees and expenses	183,467
Directors’ fees and expenses	114,040
Administration fees and expenses	90,850
Compliance fees and expenses	37,602
Accounting fees and expenses	36,675
Insurance fees	25,773
Stock exchange listing fees	25,318
Reports and notices to shareholders	25,189
Custody fees and expenses	14,011
Transfer agency fees and expenses	12,888
Other expenses	3,388
Total expenses	1,682,539
Net investment income	1,459,558

Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	5,411,750
Distributions received from investment companies	252,696
Net change in unrealized depreciation of investments	(6,316,741)
Net realized and unrealized losses from investment activities	(652,295)
Net increase in net assets applicable to common shareholders
resulting from operations	$807,263

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the
year ended
December 31, 2011
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$807,263
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(64,691,465)
Proceeds from sales of investments	60,141,047
Net purchases and sales of short-term investments	1,543,652
Amortization and accretion of premium and discount	(9,874)
Return of capital dividends	23,211
Decrease in dividends and interest receivable	180,624
Decrease in receivable for investments sold	312,142
Increase in other assets	(1,176)
Increase in payable for investments purchased	1,452,616
Increase in payable to Adviser	19
Decrease in payable to directors	(671)
Decrease in accrued expenses and other liabilities	(39,900)
Net realized gains from investments	(5,411,750)
Net change in unrealized depreciation of investments	6,316,741
Net cash provided by operating activities	622,479

Cash flows from financing activities:
Cash dividends paid to common shareholders	—
Net cash used in financing activities	—
Net change in cash	$622,479

Cash:
Beginning of year	94
End of year	$622,573

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2011	December 31, 2010
From operations:
Net investment income	$1,459,558	$288,602
Net realized gains from investments and
distributions received from investment companies	5,664,446	4,381,868
Net change in unrealized appreciation (depreciation) of investments	(6,316,741)	8,866,559
Net increase in net assets resulting from operations	807,263	13,537,029

Dividends paid to common shareholders from:
Net investment income	(1,760,646)	(200,293)
Net realized gains from investment activities	(1,814,259)	—
Total dividends and distributions paid to common shareholders	(3,574,905)	(200,293)

Capital Share Transactions (Note 5):
Repurchase of common stock through tender offer	—	(197,838,117)
Net decrease in net assets from capital share transactions	—	(197,838,117)
Net decrease in net assets applicable to common shareholders	(2,767,642)	(184,501,381)

Net assets applicable to common shareholders:
Beginning of year	109,631,234	294,132,615
End of year	$106,863,592	$109,631,234
Accumulated undistributed net investment income	$—	$273,788

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

Net asset value, beginning of period
Net investment income
Net realized and unrealized gains (losses) from investment activities
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to auction preferred shareholders
Net increase (decrease) from operations
Dividends and distributions paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Total dividends and distributions paid to common shareholders
Net asset value, end of period
Market value, end of period
Total net asset value return(3)
Total market price return(4)
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including interest expense and fees on floating rate notes
Total expenses, before fee waivers by investment advisor and administrator including interest expense and fees on floating rate notes
Total expenses, net of fee waivers by investment advisor and administrator excluding interest expense and fees on floating rate notes
Net investment income before dividends paid to auction preferred shareholders
Dividends paid to auction preferred shareholders from net investment income
Net investment income available to common shareholders
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)
Portfolio turnover
Asset coverage per share of auction preferred shares, end of period

				For the nine
For the years ended				months ended
December 31,				December 31,		For the years ended March 31,
2011		2010		2009		2009		2008	2007
$16.42		$14.26		$13.05		$13.71		$14.96	$14.70
0.22	(1)(2)	0.04	(1)(2)	0.52	(1)	0.88	(1)	0.97 (1)	0.94 (1)
(0.10)		2.15		1.24		(0.70)		(1.22)	0.33

—		—		(0.02)		(0.25)		(0.39)	(0.34)
—		—		—		—		(0.01)	(0.02)
—		—		(0.02)		(0.25)		(0.40)	(0.36)
0.12		2.19		1.74		(0.07)		(0.65)	0.91

(0.26)		(0.03)		(0.53)		(0.59)		(0.58)	(0.62)
(0.27)		—		—		—		(0.02)	(0.03)
(0.53)		(0.03)		(0.53)		(0.59)		(0.60)	(0.65)
$16.01		$16.42		$14.26		$13.05		$13.71	$14.96
$14.50		$14.75		$14.09		$11.37		$12.38	$13.48
0.85%		15.36%		13.51%		(0.39)%		(4.52)%	6.31%
1.89%		4.90%		29.00%		(3.32)%		(3.86)%	8.83%

1.51	%(7)	1.50	%(7)	1.03	%(5)(6)	1.73	%(6)	1.18%	1.25%

1.51	%(7)	1.67	%(7)	1.92	%(5)(6)	2.62	%(6)	1.88%	1.88%

1.51	%(7)	1.50	%(7)	0.99	%(5)	1.59%		1.18%	1.25%
1.32	%(2)	0.26	%(2)	5.00	%(5)	6.71%		6.66%	6.32%
—		—		0.20	%(5)	1.87%		2.68%	2.31%
1.32	%(2)	0.26	%(2)	4.80	%(5)	4.84%		3.98%	4.01%

$106,864		$109,631		$294,133		$269,266		$282,886	$308,552
55%		73%		7%		27%		30%	39%
$—		$—		$—		$136,860		$117,354	$123,465

Special Opportunities Fund, Inc.

Financial highlights

(1)	Calculated using the average shares method.

(2)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.

(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities.  Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Standards Codification Topic 105 Generally Accepted Accounting Principals requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. The auction rate preferred securities and the structured life settlement notes are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

Special Opportunities Fund, Inc.

Notes to financial statements

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Special Opportunities Fund, Inc.

Notes to financial statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies	$57,428,300	$40,633	$14,148,750	$71,617,683
Common Stocks	11,953,248	17,798,122	—	29,751,370
Corporate Bonds	—	4,507,750	—	4,507,750
Structured Life Settlement Notes	—	—	876,583	876,583
Warrants	184,303	582,106	—	766,409
Money Market Funds	3,852,469	—	—	3,852,469
Total	$73,418,320	$22,928,611	$15,025,333	$111,372,264

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of December 31, 2010	$19,966,625
Accrued discounts / premiums	—
Realized gain (loss)	1,014,812
Change in unrealized appreciation (depreciation)	1,518,063
Purchases	138,750
Sales	(7,612,917)
Transfers in and / or out of Level 3	—
Balance as of December 31, 2011	$15,025,333

During the year ended December 31, 2011, there were no transfers into and out of Levels 1 and 2.  Transfers between levels are recognized at the end of the reporting period.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.

Special Opportunities Fund, Inc.

Notes to financial statements

ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

In December 2011, FASB issued ASU 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Concentration risk—The Fund invested 13.24% of its net assets in auction rate preferred securities as of December 31, 2011.  An active market for auction rate preferred securities does not exist.  There is no guarantee that the Fund could receive the fair value price for these securities if it tried to sell them in the secondary market.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Investment adviser and administrator
Effective October 19, 2009, the Board appointed Brooklyn Capital Management, LLC (“Brooklyn”) as the interim investment adviser to the Fund.  At a Special Meeting of Shareholders held on December 10, 2009, shareholders approved an

Special Opportunities Fund, Inc.

Notes to financial statements

investment advisory agreement between the Fund and Brooklyn.  In accordance with the investment advisory agreement, the Fund is obligated to pay Brooklyn a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly net assets.  The Fund entered into an administrative services agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Administrator”), which was effective on October 19, 2009.

Note 3
Auction preferred shares
The Fund was subject to certain restrictions relating to the APS.  Failure to comply with these restrictions could have precluded the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value.

All APS were redeemed in October 2009.

Note 4
Purchases and sales of securities
For the year ended December 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $64,691,465 and $60,141,047, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the year ended December 31, 2011.

Note 5
Capital share transactions
The Fund did not have any capital share transactions during the year ended December 31, 2011.  During the year ended December 31, 2010, a total of 13,951,912 shares or approximately 67.63% of the Fund’s outstanding common shares were validly tendered pursuant to a tender offer approved by the Board.  All such shares were accepted for payment at a price of $14.18 per share (99.5% of the NAV per common share of $14.25).

Note 6
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

Special Opportunities Fund, Inc.

Notes to financial statements

The tax character of distributions paid during the fiscal year ended December 31, 2011 and the year ended December 31, 2010 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2011	December 31, 2010
Tax-exempt income	$—	$184,078
Ordinary income	1,939,242	16,215
Long-term capital gains	1,635,663	—
Total distributions paid	$3,574,905	$200,293

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2011.

The following information is presented on an income tax basis as of December 31, 2011:

Tax cost of investments	$108,864,729
Unrealized appreciation	5,712,186
Unrealized depreciation	(3,204,651)
Net unrealized appreciation	2,507,535
Undistributed ordinary income	40,663
Undistributed long-term gains	179,386
Total distributable earnings	220,049
Other accumulated losses and other temporary differences	—
Total accumulated losses	2,727,584

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2011, the Fund’s accumulated undistributed net investment income (loss) was decreased by $27,300 and accumulated net realized gain from investment activities was decreased by $27,300.

For the year ended December 31, 2011, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2011, the Fund did not incur any interest or penalties.

Each of the tax years in the two year period ended December 31, 2010 and the year ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Special Opportunities Fund, Inc.

Notes to financial statements

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
Special Opportunities Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc. including the portfolio of investments, as of December 31, 2011, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the nine month period ended December 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the three years in the period ended March 31, 2009, have been audited by other auditors, whose report dated May 19, 2009 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the nine month period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 16, 2012

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 7, 2011
The Fund held an annual meeting of shareholders on December 7, 2011 to vote on the following matters:

(1)	To elect six directors to serve until the annual meeting of stockholders in 2012 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)
To instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

Proxy results
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of October 21, 2011) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 93.16% of the common stock outstanding as of the record date were represented in person or by proxy (6,219,885 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

The actual voting results for the agenda items were as follows:

Proposal to elect James Chadwick as a director:

FOR	% of Quorum	% of O/S	WITHHELD
5,139,593	82.63%	76.98%	1,080,293

Proposal to elect Andrew Dakos as a director:

FOR	% of Quorum	% of O/S	WITHHELD
4,940,400	79.43%	74.00%	1,279,486

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal to elect Phillip Goldstein as a director:

FOR	% of Quorum	% of O/S	WITHHELD
5,826,128	93.67%	87.26%	393,758

Proposal to elect Ben Harris as a director:

FOR	% of Quorum	% of O/S	WITHHELD
6,033,016	97.00%	90.36%	186,870

Proposal to elect Gerald Hellerman as a director:

FOR	% of Quorum	% of O/S	WITHHELD
5,893,769	94.76%	88.28%	326,117

Proposal to elect Charles C. Walden as a director:

FOR	% of Quorum	% of O/S	WITHHELD
6,068,608	97.57%	90.90%	151,278

Proposal to instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

FOR	% of Quorum	% of O/S	WITHHELD
3,116,846	97.44%	46.68%	37,028

O/S = outstanding shares

Additional tax information
For the fiscal year ended December 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 67%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2011 was 66%. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was 10%.

Special Opportunities Fund, Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2011.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTOR

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	1	Director, Mexico
(45)	as of	Since	Officer of the Adviser; Principal		Equity and Income
	October	2009	of the general partner of several		Fund, Inc.; Director,
	2009.		private investment partnerships		Brantley Capital
			in the Bulldog Investors group		Corporation.
of funds.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser; Principal	1	Chairman, Mexico
(66)	and	Since	of the general partner of several		Equity and Income
	Secretary	2009	private investment partnerships		Fund, Inc.;
	as of		in the Bulldog Investors group		Chairman,
	October		of funds.		Brantley Capital
	2009.				Corporation;
Director, ASA Ltd;
Director, Korea
Equity and Income
Fund, Inc.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(74)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm).		Fund, Inc.; Director,
	and Chief				Brantley Capital
	Financial				Corporation;
	Officer as of				Director, MVC
	January				Capital, Inc.;
	2010.				Director, Old
Mutual Absolute
Return and
Emerging
Managers Fund
Complex.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Main	1	None
(38)		Since	Street Investment Partners,
		2009	LLC (private equity firm);
Managing Director of Opus
Partners, LLC (private equity
firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Chief Financial Officer and	1	None
(43)		Since	General Counsel of NHI II, LLC
		2009	and NBC Bancshares, LLC;
Investment Professional of MVC
Capital, Inc. and The Tokarz
Group Advisers, LLC.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(67)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm); Chief		(fund complex
			Investment Officer of Knights		consisting of five
			of Columbus (fraternal benefit		funds and one
			society selling life insurance and		variable series
			annuities).		trust).

OFFICERS

Andrew Dakos***	President	1 year;	Principal and Chief Compliance	n/a	n/a
(45)	as of	Since	Officer of the Adviser; Principal
	October	2009	of the general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(42)	President	Since	group of Investment Funds;
	and	2009	Managing member of the
	Treasurer		General Partner of Opportunity
	as of		Income Plus L.P., an investment
	October		fund.
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser;	n/a	n/a
(66)	and	Since	Principal of the general partner
	Secretary	2009	of several private investment
	as of		partnerships in the Bulldog
	October		Investors group of funds.
2009.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(74)	Compliance	Since	Associates (a financial and
	Officer	2009	corporate consulting firm).
and Chief
Financial
Officer as of
January
2010.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.

**	The Fund Complex is comprised of only the Fund.

***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Brooklyn Capital Management, LLC, the Adviser and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Mr. Hellerman is not affiliated with Brooklyn Capital Management, LLC.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 4, 2012, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Brooklyn Capital Management, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  James Chadwick is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate Tait, Weller & Baker LLP (“TWB”) audit fees for professional services rendered to the registrant were approximately $39,600 and $38,500, respectively.

Fees included in the audit fees category are those associated with performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees:

For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate audit-related fees billed by TWB for services rendered to the registrant that are reasonable related to the performance of the audit, but not reported as audit fees, were approximately $2,000 and $2,000, respectively.

Fees included in the audit-related category are those associated with (1) the cursory review of the semi-annual report.

The Audit Committee pre-approved the fees for TWB for the cursory review of the semi-annual report.  There were no other audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(c) Tax Fees:

For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate tax fees billed by TWB for professional services rendered to the registrant were $5,000 and $10,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, Federal income tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(d) All Other Fees:

In the fiscal years ended December 31, 2011 and December 31, 2010, there were no fees billed by TWB for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal periods indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by TWB for non-audit services rendered on behalf of the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal periods of the registrant is shown in the table below.

	December 31, 2011	December 31, 2010
Registrant	$7,000	$12,000
Registrant’s Investment Adviser	$0	$0

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Brooklyn Capital Management, LLC

Proxy Voting Policies and Procedures

Proxy Voting Policies

Brooklyn Capital Management, LLC (“Brooklyn Capital”) recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations.  As an investment adviser with a fiduciary responsibility to the Special Opportunities Fund, Inc. (the “Fund”), Brooklyn Capital analyzes the proxy statements of issuers whose stock is owned by the Fund and votes proxies on behalf of the Fund.

Brooklyn Capital’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company.  Proxies are voted solely in the interests of the Fund and its shareholders.

Proxy Voting Procedures

In evaluating proxy statements, the Fund’s portfolio managers rely upon their own fundamental research, and information presented by company management and shareholder groups.  Brooklyn Capital will not delegate its proxy voting responsibility on behalf of the Fund to a third party proxy voting service.

Proxy Voting Guidelines

Brooklyn Capital will generally vote proxies in favor of proposals that, in the opinion of the Fund’s portfolio managers, seek to enhance shareholder democracy.  In those instances where shareholder democracy is not affected by the issue submitted to vote, Brooklyn Capital will endeavor to vote in the best economic interest of the Fund.  With respect to proxies of closed-end investment companies whose shares are held by the Fund, except regarding any proposal that Brooklyn Capital deems likely to favorably impact such investment company’s market price discount to its net asset value, Brooklyn Capital adheres to a “mirror voting” policy, whereby Brooklyn Capital votes its shares in proportion to those votes cast by such investment company’s shareholders. Regarding any proposal (including the election of directors) that Brooklyn Capital deems likely to favorably impact such investment company’s market price discount to its net asset value, Brooklyn Capital has been authorized by stockholders to determine how to vote on any such proposal.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Fund’s portfolio managers will consider whether any business or other relationships between a portfolio manager, Brooklyn Capital and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Brooklyn Capital’s Code of Ethics requires all members to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the their ability to act objectively and effectively in the best interests of Brooklyn Capital and the Fund, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2012.

(a)(1):

The Portfolio Manager of the Fund is Brooklyn Capital Management LLC.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Since 1992, Mr. Goldstein has been an investment advisor and a principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  He is also a principal of the general partner of the sub-adviser to several pooled private investment vehicles and separately managed accounts.  He has been a director of the following closed-end funds: Mexico Equity and Income Fund since 2000, Brantley Capital Corporation since 2001, ASA Ltd since 2008 and Korea Equity Fund since 2010.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Managing Member of Brooklyn Capital Management LLC since its inception in October 2009. Mr. Dakos has been an investment advisor and a principal of the general partner of several investment partnerships in the Bulldog Investors group of funds.  He is also a principal of the general partner of the sub-adviser to several pooled private investment vehicles and separately managed accounts.  He has been a director of the Mexico Equity and Income Fund since 2001 and Brantley Capital Corporation intermittently since 2005.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Brooklyn Capital Management LLC since its inception in October 2009.  Mr. Das is a Managing Member of the general partner of Opportunity Income Plus L.P., an investment partnership in the Bulldog Investors group of investment funds.  Mr. Das is Head Trader of Bulldog Investors. He has been a Director of The Mexico Equity and Income Fund, Inc. since 2001.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):

(i) Phillip Goldstein and Andrew Dakos
(ii) Number of other accounts managed by Mr. Goldstein and Mr. Dakos within each of the following categories:
(A) Registered investment companies:  0
(B) Other pooled investment vehicles:  9
(C) Other accounts:  2
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 9 pooled investment vehicles; $324.2 million (estimated). Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $20.9 million (estimated).

(i)  Rajeev Das
(ii)  Number of other accounts managed by Mr. Das within each of the following categories:
(A) Registered investment companies:  0
(B)  Other pooled investment vehicles:  1
(C) Other accounts:  0
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 1; $12.0 million (estimated).
(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor and/or its affiliates.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and the other pooled investment vehicles managed by members of Brooklyn Capital Management, LLC.  Brooklyn Capital Management, LLC has adopted Trade Allocation Policy and Procedures in order to avoid unfairness and strive to achieve an equitable balancing of competing interests with respect to the allocation of trades.

(a)(3):
Compensation for Mr. Goldstein and Mr. Dakos is comprised solely of net income generated by the Fund’s investment adviser.  Compensation for Mr. Das is comprised of a fixed salary and a discretionary bonus.

(a)(4):
As of January 31, 2012, Mr. Goldstein and Mr. Dakos respectively beneficially own 14,501 shares of the registrant and Mr. Das owns 0 shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2011 to January 31, 2011	N/A	N/A	N/A	N/A
February 1, 2011 to February 28, 2011	N/A	N/A	N/A	N/A
March 1, 2011 to March 31, 2011	N/A	N/A	N/A	N/A
April 1, 2011 to April 30, 2011	N/A	N/A	N/A	N/A
May 1, 2011 to May 31, 2011	N/A	N/A	N/A	N/A
June 1, 2011 to June 30, 2011	N/A	N/A	N/A	N/A
July 1, 2011 to July 31, 2011	N/A	N/A	N/A	N/A
August 1, 2011 to August 31, 2011	N/A	N/A	N/A	N/A
September 1, 2011 to September 30, 2011	N/A	N/A	N/A	N/A
October 1, 2011 to October 31, 2011	N/A	N/A	N/A	N/A
November 1, 2011 to November 30, 2011	N/A	N/A	N/A	N/A
December 1, 2011 to December 31, 2011	N/A	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)                      /s/Andrew Dakos
Andrew Dakos, President

Date                      March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Andrew Dakos
Andrew Dakos, President

Date                      March 9, 2012

By (Signature and Title)                       /s/Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date                      March 9, 2012